UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 24, 2011

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2011, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three and nine months ended September 30, 2011 and its unaudited financial position as of September 30, 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to September 30, 2011 and for the three and nine months ended September 30, 2011 and 2010. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

As of September 30, 2011

As of September 30, 2011, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of adopting a new accounting standard, on the carrying values of its convertible notes. The Company believes that excluding the impact of this accounting standard on its total outstanding debt provides a supplemental measure of financial condition that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three and nine months ended September 30, 2011

For the three and nine months ended September 30, 2011, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the incremental expense resulting from accelerating depreciation as a result of our transaction with Boehringer Ingelheim (BI) involving our Fremont, California manufacturing facility (the BI Fremont Transaction Incremental Depreciation Charge); the non-cash amortization of research and development (R&D) technology intangible assets acquired in business combinations in prior years (the R&D Technology Intangible Assets’ Amortization); the reversal of previously accrued expenses for bonuses and stock-based compensation awards, which were forfeited as a result of the employees’ termination pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 Expense Reversal Due To Cost Savings Initiatives); merger-related expenses associated with certain of our recent business combinations (the 2011 Business Combinations Costs); the non-cash amortization of product technology rights acquired in a prior year business combination (the Product Technology Rights’ Amortization); certain charges, primarily severance, pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 Cost Savings Initiatives Expense); the expense resulting from changes in the estimated fair values of the contingent consideration obligations related to the BioVex Group, Inc. (BioVex) business combination (the BioVex Contingent Consideration Costs); the expense related to certain legal proceedings (the 2011 Legal Expense); the non-cash interest expense associated with our convertible notes (the Non-Cash Interest Expense); and the income tax benefit related to certain prior period charges excluded from adjusted earnings (the 2011 Prior Period Charges Tax Benefit). For the nine months ended September 30, 2011, the Company’s adjustments to GAAP financial measures also relate to the loss accruals for facility operating leases associated with the BI Fremont transaction (the BI Fremont Transaction Lease Loss Accruals); the incremental expense resulting from recording inventory acquired at fair value which is in excess of its historical cost in the Laboratorio Quimico Farmaceutico Bergamo Ltda (Bergamo) business combination, (the Bergamo Inventory Cost); and the expense resulting from the cash settlement of unvested BioVex employee stock options in connection with the BioVex business combination (the BioVex Employee Stock Option Expense). For the three and nine months ended September 30, 2011, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2011, discussed below, excluding the 2011 Prior Period Charges Tax Benefit (the 2011 Tax Effect).

For the three and nine months ended September 30, 2011, the Company reported non-GAAP financial results for cost of sales (excludes amortization of certain acquired intangible assets) (COS) expense, R&D expense, selling, general and administrative (SG&A) expense, and weighted average shares used in the calculation of adjusted diluted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. COS expense was also adjusted to exclude the BI Fremont Transaction Incremental Depreciation Charge. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization and the 2011 Expense Reversal Due To Cost Savings Initiatives. SG&A expense was also adjusted to exclude the 2011 Business Combinations Costs. For the nine months ended September 30, 2011, COS expense was also adjusted to exclude the BI Fremont Transaction Lease Loss Accruals and the Bergamo Inventory Cost. R&D expense was also adjusted to exclude the BioVex Employee Stock Option Expense. Weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the BI Fremont Transaction Incremental Depreciation Charge, the 2011 Expense Reversal Due To Cost Savings Initiatives, the 2011 Business Combinations Costs and the BI Fremont Transaction Lease Loss Accruals provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the Bergamo Inventory Cost and the BioVex Employee Stock Option Expense provide supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and nine months ended September 30, 2011, the Company reported non-GAAP provisions for income taxes, non-GAAP net income and non-GAAP earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above, the Product Technology Rights’ Amortization, the 2011 Cost Savings Initiatives Expense, the BioVex Contingent Consideration Costs, the Non-Cash Interest Expense, the 2011 Prior Period Charges Tax Benefit, the 2011 Tax Effect and the 2011 Legal Expense. The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2011 Legal Expense and the 2011 Prior Period Charges Tax Benefit provide supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the 2011 Cost Savings Initiatives Expense, the BioVex Contingent Consideration Costs and the Non-Cash Interest Expense provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the 2011 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred. For the three months ended September 30, 2011, the Company also reported a non-GAAP effective tax rate that excludes the impact of the Puerto Rico excise tax. The Company believes that excluding the impact of the Puerto Rico excise tax provides a supplemental measure of profitability that will facilitate comparisons before, during and after such item is incurred.

Three and nine months ended September 30, 2010

For the three and nine months ended September 30, 2010, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the R&D Technology Intangible Assets’ Amortization; the Product Technology Rights’ Amortization; the Non-Cash Interest Expense; the income tax benefit recognized as a result of resolving certain non-routine transfer pricing issues with tax authorities for prior periods (the 2010 Income Tax Benefit); and, for the nine months ended September 30, 2010, net awards for legal settlements (the 2010 Legal Awards). For the three and nine months ended September 30, 2010, the Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2010, discussed below, excluding the 2010 Income Tax Benefit (the 2010 Tax Effect).

For the three and nine months ended September 30, 2010, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense and weighted average shares used in the calculation of adjusted diluted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization. Weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three and nine months ended September 30, 2010, the Company reported non-GAAP adjusted provisions for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above, the Product Technology Rights’ Amortization, the Non-Cash Interest Expense, the 2010 Tax Effect, the 2010 Income Tax Benefit and, for the nine months ended September 30, 2010, the 2010 Legal Awards. The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Non-Cash Interest Expense provides a supplemental measure of profitability that will facilitate comparisons before, during and after such expense is incurred. The Company believes that excluding the 2010 Legal Awards and the 2010 Income Tax Benefit provide supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the 2010 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three and nine months ended September 30, 2011 and 2010, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated October 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: October 24, 2011	By:	/s/ Jonathan M. Peacock
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated October 24, 2011